As filed with the Securities and Exchange Commission on May 5, 2008

Registration No. 33-54662

811-05006

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 24

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No. 8

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania  19044

(Complete address of depositor’s principal executive offices)

Susan T. Deakins

Vice President and Chief Actuary

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania  19044

(Name and complete address of agent for service)

Copy to:

Michael Berenson

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

(Date)

It is proposed that this filing will become effective (check appropriate box):

☐            Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐            On (date) pursuant to paragraph (b) of Rule 485.

☒          60 days after filing pursuant to paragraph (a) of Rule 485.

☐            On (date) pursuant to paragraph (a) of Rule 485.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

FOR

CORNERSTONE VUL 2008

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA  19172

800-523-0650

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below.  The Policy also provides options in a Fixed Account in which amounts may be held to accumulate interest.  The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Value Fund	Lord, Abbett & Co. LLC
Large Cap Growth Fund	ABN AMRO Asset Management, Inc.
Index 500 Fund	Wells Capital Management Incorporated
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management Inc.
Strategic Value Fund	Lord, Abbett & Co. LLC
Small Cap Growth Fund	Bjurman, Barry & Associates
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.
International Equity Fund	Vontobel Asset Management, Inc.

REIT Fund

Large Core Growth Fund

Large Core Value Fund

SMID Cap Growth Fund

SMID Cap Value Fund

Emerging Markets Equity Fund

Small Cap Index Fund

Developed International Index Fund

Balanced Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

Heitman Real Estate Securities LLC

Wells Capital Management Incorporated

Eaton Vance Management

Wells Capital Management Incorporated

AllianceBernstein L.P.

Van Kampen Asset Management

SSgA Funds Management, Inc.

SSgA Funds Management, Inc.

Independence Capital Management, Inc.

Independence Capital Management, Inc.

Independence Capital Management, Inc.

Independence Capital Management, Inc.

Independence Capital Management, Inc.

Independence Capital Management, Inc.

Please note that the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

July XX, 2008

Guide to Reading this Prospectus

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy.  The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy.  Your rights and obligations under the Policy are determined by the language of the Policy itself.  When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•                  Pages X to X provide a summary of the benefits and risks of the Policy.

•                  Pages X to X provide tables showing fees and charges under the Policy.

•                  Pages X to X provide tables showing fees and expenses of the funds underlying the Policy.

•                  Pages X to X provide additional information about the Policy, in question and answer format.

•                  Pages X to X provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds to which Policy reserves may be allocated.

•                  Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

•                  Appendix E, which is at the end of the prospectus and is referred to in the prospectus, describes the Fixed Account Options which are available under the Policy.

**********

The prospectus of the Penn Series Funds that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy.  You should read the prospectus carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy.  Please read the entire prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name.  The value of your Policy will increase or decrease based upon the performance of the investment options you choose.  The death benefit may also increase or decrease based on investment performance.  In addition, the Policy allows you to allocate a part of your policy value to a variety of fixed interest options where the value will accumulate interest.

Death Benefit – While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies.  We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility – Amounts you pay to us under your Policy are called “premiums” or “premium payments.”  Within limits, you can make premium payments when you wish.  That is why the Policy is called a “flexible premium” Policy.  Additional premiums may be paid in any amount and at any time.  A premium must be at least $25.

Free Look Period – You have the right to cancel your Policy within 10 days after you receive it (or longer in some states).  This is referred to as the “free look” period.  To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

No-Lapse Feature – Your Policy will remain in force during a period (determined at issue) of 20 years or to the policy anniversary nearest the Insured’s attained age 80, whichever is greater, with a minimum of five years, regardless of investment performance, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

Investment Options – The Policy allows you to allocate your policy value to 29 different investment options.

Fixed Account Options – In addition to the 29 investment options, the Policy allows you to allocate your policy value to a variety of Fixed Account Options which are described in Appendix E.

Transfers – Within limitations, you may transfer investment amounts from one investment account to another and to and from the Fixed Account Options.  In addition, the Policy offers three automated transfer programs – two dollar cost averaging programs and one asset rebalancing program.

Loans – You may take a loan on your Policy.  You may borrow up to 95% of your cash surrender value.  The minimum amount you may borrow is $250.  There will be two loan options: a Traditional Loan and an Indexed Loan.  Both options cannot be in-force at the same time.  For Traditional Loans, funds will be transferred from the investment options or the Fixed Account Options into a loan account.  Interest on Traditional Loans will be charged at a rate of 4.0% and is payable at the end of each policy year.  Indexed Loans are described in Appendix E. You may repay all or part of a loan at any time.

Surrenders and Withdrawals – You may surrender your Policy in full at any time.  If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies (if any).  This is called your “net cash surrender value.”  You may make partial withdrawals (subject to limitations) from your net cash surrender value.  In addition, we offer a Systematic Partial Surrender Program to handle periodic distributions of policy value.

Taxes – Death benefits paid under life insurance policies are not subject to income tax.  Investment gains from your Policy are not taxed as long as the gains remain in the Policy.  If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders  – For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy.  If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability – The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning.  The Policy is not suitable as a short-term savings vehicle.  You will pay a surrender charge should you surrender your Policy within the first 9 policy years or within 9 years of an increase in the specified amount of insurance.

Investment Performance – The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds.  There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value.  A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds.  Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse – Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force.  We will notify you of how much premium you will need to pay to keep the Policy in force.  Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive.

Access to Cash Value – If you fully surrender your Policy for cash within the first 9 policy years or within 9 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender.  Also, a partial surrender of your Policy for cash will be subject to an administrative charge.  In addition, any increase to your specified amount will have a 9-year surrender charge schedule attached to it.

Taxes – The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change.  Changes in the law could adversely affect the current tax advantages of purchasing the Policy.  The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.  We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy.  You may wish to consult counsel or other competent tax advisers for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.(1)  The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge (load)	When a premium is paid.	4.0% of premium payments.(2)

Premium and Federal (DAC) Taxes	When a premium is paid.	3.5% of premium payments.

Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years	When the Policy is surrendered.	90% of the lesser of (i) premiums paid, (ii) the “maximum surrender charge premium(3)”, and (iii) $45.00 per $1,000 of specified amount.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	90% of the lesser of (i) premiums paid, (ii) $16.10 per $1,000 of specified amount(3), and (iii) $45.00 per $1,000 of specified amount.

Partial Surrender Charge	When you partially surrender your Policy.

Non-systematic partial surrenders:
Lesser of $25 or 2.0% of the amount surrendered.

Systematic partial surrenders:

2.0% of the amount surrendered, assessed monthly, up to a maximum of $25 in any policy year.

Transfer Charge

Current Charge	When you make a transfer.	$0.00(4)

Guaranteed Maximum Charge	When you make a transfer.	$10.00

Traditional Loans(5)

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge(6)	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).(7)

(1)       See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.

(2)       The sales charge imposed on premiums (load) is currently reduced to 1.5%.

(3)       The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured.  The “maximum surrender charge premium” is stated in each Policy.  Commencing in the second policy year and continuing through the ninth policy year, the deferred sales charge decreases each year, after which there is no longer a charge.

(4)       No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest options.  We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

(5)       You may borrow up to 95% of your cash surrender value.  The minimum amount you may borrow is $250.  An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the Fixed Account Options on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan.  See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.

(6)       “Net Interest Charge” for a Traditional Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

(7)       The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York).  On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York).  The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter.  On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

(8)       You may borrow up to 95% of your cash surrender value.  The minimum amount you may borrow is $250.  The amount borrowed under the Indexed Loan option remains in the Indexed Fixed Account.  See What Is a Policy Loan? in this prospectus and Appendix E  for additional information about Policy Loans.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned.  The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy
Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges(1):

Current Charges Guaranteed Maximum Charges	Monthly Monthly	Minimum of $x.xxxx to maximum of $xx.xxxx, per $1,000 of net amount at risk. Minimum of $x.xxxx to maximum of $83.3333, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.xxxx per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.xxxx per $1,000 of net amount at risk.

Mortality and Expense Risk Charge:

Mortality and Expense Risk Face Amount Charge	Monthly

For first 120 months following policy date, the charges range from a minimum of $x.xx per $1,000 of initial specified amount of insurance for female age 5 or under, up to a maximum of $0.xx per $1,000 of initial specified amount of insurance, for male age 85 or older.  A similar charge applies to an increase in the

Periodic Charges Under the Policy
Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted
specified amount of insurance, for the first 120 months following the increase.(2)

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.26 per $1,000 of initial specified amount of insurance.

Guaranteed Maximum Charges	Monthly	$0.26 per $1,000 of initial specified amount of insurance.

Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.(3)

Administrative Charges:	Monthly	$9.00(4)

(1)      The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification.  The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted.  The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications.  The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure.  Your Policy will state the guaranteed maximum cost of insurance charges.  More detailed information concerning your cost of insurance charges is available from our administrative offices upon request.  Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested.  The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy.  For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? – Monthly Deductions – Cost of Insurance in this prospectus.

(2)      The mortality and expense risk face amount charges are currently reduced.  During the first 60 months following the policy date, the charges range from $0.xx per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.xx per $1,000 of initial specified amount of insurance for males age 74 and older.  For months 61 through 120 following the policy date, the charges range from $0.xx per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.xx per $1,000 of initial specified amount of insurance for males age 74 and older.  The charge on an additional specified amount of insurance is similarly reduced.

(3)      This charge is currently reduced, for the first 120 months following the policy date, to 0.35% annually of the first $25,000 of policy value and 0.05% annually of the policy value in excess of that amount.  After the first 120 months following the policy date, the charge is currently reduced to zero.  See What Are the Fees and Charges Under the Policy? –  Monthly Deductions – Mortality and Expense Risk Change in this prospectus for additional information about this charge.

(4)      The charge is currently reduced to $8.00.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy.  They are in addition to the charges applicable under the base Policy.  The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders
Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Accidental Death Benefit:
Cost of Insurance(1)

Current Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

2. Additional Insured Term Insurance Agreement:
Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $x.xxxx to maximum of $x.xxxx, per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $x.xxxx to maximum of $x.xxxx, per $1,000 of additional insured term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.xxxx per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.xxxx per $1,000 of additional insured term insurance benefit.

Administrative Charges

First year of Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

3. Business Accounting Benefit(2):
Administrative Charges

First nine years of the Policy	Monthly	$0.03 per $1,000 of original specified amount of insurance.

First nine years after an increase in the	Monthly	$0.03 per $1,000 of increase in specified

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
specified amount of insurance		amount of insurance.

4. Children’s Term Insurance Agreement:
Cost of Insurance Charges(1)

Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

5. Disability Waiver of Monthly Deduction:
Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.

6. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:
Disability Waiver of Monthly Deduction Part of Agreement
Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.

Disability Monthly Premium Deposit Part of Agreement
Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.03 to maximum of $0.96,

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
per $1,000 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	Minimum of $0.03 to maximum of $0.96, per $1,000 of the stipulated premium in the Policy.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.12 per $1,000 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	$0.12 per $1,000 of the stipulated premium in the Policy.

7. Extended No-Lapse Guarantee Rider:
Cost of Insurance Charges	Monthly	$0.01 per $1,000 of specified amount of insurance.

8. Cash Value Enhancement Rider(2):
Administrative Charge

Current Charges	Monthly	Minimum of $0.20 to maximum of $0.20, per $1,000 of specified amount for the first 60 policy months.

Guaranteed Maximum Charges	Monthly	Minimum of $0.20 to maximum of $0.20, per $1,000 of specified amount for the first 60 policy months.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.20 per $1,000 of specified amount for the first 60 policy months.

Guaranteed Maximum Charges	Monthly	$0.20 per $1,000 of specified amount for the first 60 policy months.

9. Guaranteed Option to Increase Specified Amount:
Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.

Charge for a representative non-tobacco male insured, age 25

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Current Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.

Guaranteed Maximum Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.

10. Guaranteed Withdrawal Benefit Agreement:

Current Charges	Monthly	0.60% annually of the policy value allocated to the Separate Account.

Guaranteed Maximum Charges	Monthly	1.00% annually of the policy value allocated to the Separate Account.

11. Return of Premium Term Insurance:
Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.0244 to maximum of $22.9004, per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $83.3333, per $1,000 of term insurance.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.2217 per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of term insurance.

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
12. Supplemental Term Insurance Agreement (3):

Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years	When the Policy is surrendered.

The Maximum Deferred Sales Charge for the policy is modified for this agreement as follows:

90% of the lesser of (i) premiums paid, (ii) the “maximum surrender charge premium(3)”, and (iii) $45.00 per $1,000 of the specified amount of the policy plus Term Insurance Benefit.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.

90% of the lesser of (i) premiums paid, (ii) $xx.xx per $1,000 of the specified amount of the policy plus the Term Insurance Benefit(3), and (iii) $45.00 per $1,000 of the specified amount of the policy plus the Term Insurance Benefit.

Cost of Insurance Charges(1)

Current Charges Guaranteed Maximum Charges	Monthly Monthly

Minimum of $0.xxxx to maximum of $xx.xxxx, per $1,000 of net amount at risk attributable to the term insurance benefit.

Minimum of $0.xxxx to maximum of $83.3333, per $1,000 of net amount at risk attributable to the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.xxxx per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.xxxx per $1,000 of net amount at risk attributable to the term insurance benefit.

Mortality and Expense Risk Face Amount Charge

Current Charges	Monthly	No charge.

Guaranteed Maximum Charge	Monthly

For the first 120 months following policy date, the charges range from a minimum of $x.xx per $1,000 of the term insurance benefit, for female age 5 or under, up to a maximum of $0.xx per $1,000 of the term insurance benefit, for male age 85 or older. A similar charge applies to an increase in the term insurance benefit, for the first 120 months following the increase.

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 45

Current Charges	Monthly	$0.xx per $1,000 of the term insurance benefit

Guaranteed Maximum Charges	Monthly	$0.xx per $1,000 of the term insurance benefit

13. Supplemental Exchange Agreement:

Current Charges Guaranteed Maximum Charges	Monthly Monthly	No charge. No charge.

14. Overloan Protection Benefit Agreement:
Administrative Charge

Current Charge Guaranteed Maximum Charge	When Benefit is Exercised When Benefit is Exercised	One time charge of 3.5% of policy value. One time charge of 3.5% of policy value.

15. Accelerated Death Benefit:
Administrative Charge

Current Charge	When Benefit is Exercised

One time charge of 12 months worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

Guaranteed Maximum Charge	When Benefit is Exercised

One time charge of 12 months worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

(1)      The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification.  The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted.  The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications.  The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure.  The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy.  More detailed information concerning your cost of insurance charges is available from our administrative offices upon request.  Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider.  For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

(2)      This rider is not available to all persons.  See What Are the Supplemental Benefit Riders That I Can Buy? – Business Accounting Benefit or What Are the Supplemental Benefit Riders That I Can Buy? – Cash Value Enhancement Rider in this prospectus for additional information.

(3)      For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows:  first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases.  Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the specified amount in the Policy.

The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy.  Fee and expense information for each fund is contained in the tables following this table.

	Minimum:		Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of fund companies, including management fees and other expenses)	0.35	%(1)	1.60	%(2)

(1) The minimum total operating expenses of the Funds for the most recent fiscal year was less than the amount shown above because the Administrative and Corporate Services Agent (the “Agent”) voluntarily waived a portion of its fees and/or reimbursed expenses to keep the Index 500 Fund’s total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

(2) These expenses are based on estimated amounts for the current fiscal year.

The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Management Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Fund Expenses	Fee Waivers		Net Fund Expenses
Money Market(1)	0.20%	0.30%		0.00%		0.50%	0.00%		0.50%
Limited Maturity Bond(1)	0.30%	0.30%		0.01	%(3)	0.61%	0.00%		0.61%
Quality Bond(1)	0.33%	0.27%		0.00%		0.60%	0.00%		0.60%
High Yield Bond(1)	0.50%	0.34%		0.00%		0.84%	0.00%		0.84%
Flexibly Managed(1)	0.60%	0.23%		0.00%		0.83%	0.00%		0.83%
Growth Stock(1)	0.63%	0.31%		0.00%		0.94%	0.00%		0.94%
Large Cap Value(1)	0.60%	0.28%		0.00%		0.88%	0.00%		0.88	%(6)
Large Cap Growth(1)	0.55%	0.32%		0.00%		0.87%	0.00%		0.87	%(6)
Index 500(1)	0.07%	0.28%		0.00%		0.35%	0.00%		0.35%
Mid Cap Growth(1)	0.70%	0.31%		0.00%		1.01%	0.00%		1.01	%(6)
Mid Cap Value(1)	0.55%	0.28%		0.00%		0.83%	0.00%		0.83	%(6)
Strategic Value(1)	0.72%	0.34%		0.00%		1.06%	0.00%		1.06	%(6)
Small Cap Growth(1)	0.74%	0.28%		0.00%		1.02%	0.00%		1.02%
Small Cap Value(1)	0.85%	0.30%		0.00%		1.15%	0.00%		1.15%
International Equity(1)	0.85%	0.33%		0.00%		1.18%	0.00%		1.18	%(6)
REIT(1)	0.70%	0.29%		0.00%		0.99%	0.00%		0.99%
Large Core Growth	0.56%	0.27	%(2)	0.00%		0.83%	0.19	%(5)	0.64%
Large Core Value	0.46%	0.27	%(2)	0.00%		0.73%	0.19	%(5)	0.54%
SMID Cap Growth	0.75%	0.30	%(2)	0.00%		1.05%	0.00%		1.05%
SMID Cap Value	0.95%	0.30	%(2)	0.00%		1.25%	0.11	%(5)	1.14%
Emerging Markets Equity	1.25%	0.40	%(2)	0.02%		1.67%	0.07	%(5)	1.60%
Small Cap Index	0.30%	0.35	%(2)	0.00%		0.65%	0.10	%(5)	0.55%
Developed International Index	0.30%	0.37	%(2)	0.00%		0.67%	0.08	%(5)	0.59%
Balanced	0.00%	0.22	%(2)	0.45	%(4)	0.67%	0.05	%(5)	0.62%
Aggressive Allocation	0.10%	0.23	%(2)	0.97	%(4)	1.30%	0.00	%(5)	1.30%
Moderately Aggressive Allocation	0.10%	0.23	%(2)	0.88	%(4)	1.21%	0.00	%(5)	1.21%
Moderate Allocation	0.10%	0.23	%(2)	0.84	%(4)	1.17%	0.00	%(5)	1.17%
Moderately Conservative Allocation	0.10%	0.23	%(2)	0.78	%(4)	1.11%	0.00	%(5)	1.11%
Conservative Allocation	0.10%	0.23	%(2)	0.69	%(4)	1.02%	0.00	%(5)	1.02%

(1)                                 These expenses are for the fiscal year ended December 31, 2007.

(2)                                 These expenses are based on estimated amounts for the current fiscal year.

(3)                                 Acquired Fund Fees and Expenses reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the prior fiscal year.

(4)                                 Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal year.

(5)                                 The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of certain funds from exceeding the amounts shown below.  This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced

Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds.  Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually.

Large Core Growth	0.64%
Large Core Value	0.54%
SMID Cap Value	1.14%
Emerging Markets Equity	1.58%
Small Cap Index	0.55%
Developed International Index	0.59%
Balanced	0.62%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderate Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

(6)                                 Certain sub-advisers have directed certain portfolio trades to a broker.  A portion of the commissions paid to that broker has been recaptured by the Funds.  The total expenses for the Funds after the recapture (not including each Fund’s acquired fund fees and expenses) were:

Large Cap Value	0.86%
Large Cap Growth	0.83%
Mid Cap Growth	0.97%
Mid Cap Value	0.79%
Strategic Value	1.04%
International Equity	1.16%

Please review these tables carefully.  They show the expenses that you pay directly and indirectly when you purchase a Policy.  Your expenses include policy expenses and the expenses of the Funds that you select.  The prospectus of Penn Series Funds, Inc. accompanies this prospectus.  This prospectus contains additional information regarding the Funds’ expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy.  The questions, and answers to the questions, are on the following pages.

Question	Page

What Is the Policy?	X

Who Owns the Policy?	X

What Payments Must I Make Under the Policy?	X

How Are Amounts Credited to the Separate Account?	X

How Much Life Insurance Does the Policy Provide?	X

Can I Change Insurance Coverage Under the Policy?	X

What Is the Value of My Policy?	X

How Can I Change the Policy’s Investment Allocations?	X

What Are the Fees And Charges Under the Policy?	X

What Are the Supplemental Benefit Riders That I Can Buy?	X

What Is a Policy Loan?	X

How Can I Withdraw Money From the Policy?	X

Can I Choose Different Payout Options Under the Policy?	X

How Is the Policy Treated Under Federal Income Tax Law?	X

Are There Other Charges That Penn Mutual Could Deduct in the Future?	X

How Do I Communicate With Penn Mutual?	X

What Is the Timing of Transactions Under the Policy?	X

How Does Penn Mutual Communicate With Me?	X

Do I Have the Right to Cancel the Policy?	X

What Is the Policy?

The Policy provides life insurance on you or another individual you name.  The value of your Policy will increase or decrease based upon the performance of the investment funds you choose.  The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy.  The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first page of this prospectus) and to the Fixed Account Options where the value will accumulate interest.

You will have several options under the Policy.  Here are some major ones:

•                                          Determine when and how much you pay to us

•                                          Determine when and how much to allocate to subaccounts of the Separate Account and to the Fixed Account Options

•                                          Borrow money

•                                          Change the beneficiary

•                                          Change the amount of insurance protection

•                                          Change the death benefit option you have selected

•                                          Surrender or partially surrender your Policy for all or part of its net cash surrender value

•                                          Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents.  We require satisfactory evidence of insurability, which may include a medical examination.  We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application.  Insurance coverage under the Policy is effective on the policy date after we accept the application.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday.  If the Policy is still in force on the maturity date, a maturity benefit will be paid.  The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date.  Upon written request of the owner, the Policy will continue in force beyond the maturity date.  Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it.  The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy.  Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits.  Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus.  Within limits, you can make premium payments when you wish.  That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time.  A premium must be at least $25.  We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application.  If you have chosen to qualify your Policy as life insurance under the Guideline Premium\Cash Value Corridor Test of the Internal Revenue Code (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy.  We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law.  See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.”  We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code.  See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The policy specifications page of your Policy will show the “planned premium” for the Policy.  You choose this amount in the policy application.  We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also choose in your application how often to pay planned premiums - annually, semi-annually, quarterly or monthly.  You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges.  See No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company.  Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•                                          by wire or by exchange from another insurance company,

•                                          via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•                                          if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

No-Lapse Feature

Your Policy will remain in force during the no-lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)                                  is the total premiums you have paid, less any partial surrenders you made; and

(b)                                 is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no-lapse period is determined at issue and is the greater of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

The no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount.  See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force.  You will have a 61 day “grace period” from the date we notify you to make that payment.  If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse).  All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive.  You will have to provide evidence that the insured person still meets our requirements for issuing insurance.  You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums.  See Can I Change Insurance Coverage Under the Policy? in this prospectus.  We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge.  We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one of the Fixed Account Options to a subaccount of the Separate Account, or from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy.  The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period.  A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business).  It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next.  The net investment factor is determined by dividing (a) by (b), where

(a)                                  is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)                                 is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

For information on how amounts are credited to the Fixed Account Options, see Appendix E.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured.  This is called the “specified amount” of insurance.  The minimum specified amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan.  We offer two different types of death benefits payable under the Policy. You choose which one you want in the application.  They are:

•                  Option 1 - The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•                  Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application.  If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100.1% when the insured attains ages 96 through 121.  For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics.  Tables showing “applicable percentages” are included in Appendix B.

If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase.  However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1.  On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take.  Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•                                          after the change, the specified amount of insurance must be at least $50,000;

•                                          no change may be made in the first policy year and no more than one change may be made in any policy year; and

•                                          if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•                                          you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•                                          you must return your Policy so we can amend it to reflect the increase;

•                                          any increase in the specified amount must be at least $10,000; and

•                                          no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the specified amount of insurance, subject to the following conditions:

•                                          no change may be made in the first policy year;

•                                          no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•                                          no decrease may be made within one year of an increase in the specified amount; and

•                                          any decrease in the specified amount of insurance must be at least $5,000 and the specified amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Benefits That I Can Buy? – Supplemental Exchange Agreement in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

The amount you allocate to the options of the Fixed Account will earn interest at a rate we declare from time to time.  For the Traditional and Holding Fixed Accounts, we guarantee that this rate will be at least 2%.  The current declared rate will appear in the annual statement we will send to you.  If you want to know what the current declared rate is, simply call or write to us.  Amounts you allocate to any of the fixed interest options will not be subject to the mortality and expense risk charge described later in this section or to fund expenses.  See Appendix E for information concerning the Indexed Fixed Account.  Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•                                          the net premiums you have paid;

•                                          plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•                                          plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•                                          minus policy charges we deduct; and

•                                          minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value.  See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time.  You make your original allocation in the application for your Policy.  The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the Fixed Account Options except for the Holding Fixed Account.

To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount.  Transfers are subject to the following conditions:

•                                          the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•                                          if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•                                          we may defer transfers under certain conditions;

•                                          transfers may not be made during the free look period;

•                                          transfers may be made from the Traditional Fixed Account option only during the 30 day period following the end of each policy year;

•                                          transfers from the Indexed Fixed Account may be made only on an Index Interest Credit Period Date; and

•                                          the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options.  We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect.  We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts.  Frequent exchanges among subaccounts and market timing by policy owners can reduce the long–term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance–dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading.  As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading.  Please review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy.  If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading.  In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading.  If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.               A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.               If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the policy owner’s original signature.  Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

3.               Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the Traditional Fixed Account and Indexed Fixed Account options in the Fixed Account.  If you wish to make transfers into the Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account.  You choose the investment options and the dollar amount and timing of the transfers.  The program is designed to reduce the risks that result from market fluctuations.  It does this by spreading out the allocation of your money to investment options over a longer period of time.  This allows you to reduce the risk of investing most of your money at a time when market prices are high.  The success of this strategy depends on market trends.  The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market.  To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50.  You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.

Dollar Cost Averaging Account – Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options or the Fixed Account Options that you select.  Premium payments may be allocated to the account at any time.  The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly.  In addition, you are permitted to take loans on or withdraw money from the funds available in the account.  The account operates on a twelve-month cycle beginning on the 15th of the month following your allocation of a premium payment to the account.  Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected.  Note that if your monthly policy anniversary is not the 15th of the month and you selected the Indexed Fixed Account to receive transfers from the twelve-month dollar cost averaging fixed account, transfers will be made to the Holding Fixed Account on the 15th of the month and then automatically transferred to the Indexed Fixed Account on the subsequent monthly policy anniversary.  The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request.  Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy.  You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.  No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified.  Over time, variations in investment results will change the allocation percentage.  On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen.  Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance.  The minimum policy value to start the program is $1,000.  If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program.  You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.  All of the Fixed Account Options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Premium Charge

•                  Premium Charge – 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options.  It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies.  State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes.  We will notify you in advance if we change our current rates.

Monthly Deductions

•                  Insurance Charge – A monthly charge for the cost of insurance protection.  The amount of insurance risk we assume varies from Policy to Policy and from month to month.  The insurance charge therefore also varies.  To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table.  The table in your Policy will show the maximum cost of insurance rates that we can charge.  The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy.  The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics.  We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk.  We currently place people we insure in the following rate classes:  a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class.  We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”).  Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates.  In all states except New Jersey, they are assigned to a standard tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a standard, preferred, or preferred plus non-tobacco class.  When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date.  In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account).  If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options.  You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  If you do not specify investment options, the charge is deducted pro-rata from your variable investment options and the Fixed Account Options (except the twelve-month dollar cost averaging fixed account).  Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment options and the Fixed Account Options.

•                  Administrative Charge – A monthly charge to help cover our administrative costs.  This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 - we will notify you in advance if we change our current rates).  Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records.  In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options.  You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  If you do not specify investment options, the charge is deducted pro-rata from your variable investment options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account).  Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment options and Fixed Account Options.

•                  Mortality and Expense Risk Charge – A monthly charge to cover mortality and expense risks.  The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated.  The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration.  We will notify you in advance if we change our current rates.  We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)   Mortality and Expense Risk Face Amount Charge.  For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase.  The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased specified amount of insurance.  The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase.  Current and guaranteed rates for the specified amount component are shown in Appendix C.  In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account).  If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options.  You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  If you do not specify investment options, the charge is deducted pro-rata from your variable investment and Fixed Account Options (except the twelve-month dollar cost averaging fixed account).  Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment options and Fixed Account Options.

(2)   Mortality and Expense Risk Asset Charge.  The current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.35% of the first $25,000 of policy value, plus an annual rate of 0.05% of the policy value in excess of $25,000.  In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date.  The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000.  The charges are deducted pro-rata from your variable investment options.

•                  Optional Supplemental Benefit Charges – Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Policy Value Enhancement

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries.  The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.10%.  The policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account and the Fixed Account Options.  It is applicable only to non-loaned values and not applicable to policy values inside the special loan account.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the Fixed Account Options if the transfer exceeds 12 transfers in a policy year.  We will notify policy owners in advance if we decide to impose the charge.  We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.  Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a) is the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b) is the total premium paid in the first 12 months from issue;

(c ) is $45.00 per $1,000 of initial amount of insurance; and

(d) is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase.  The charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a) is the maximum surrender charge premium based on the age and class of the Insured at the time of increase;

(b) is the total premium paid in the first 12 months following the effective date of the increase;

(c ) is $45.00 per $1,000 of the amount of the increase in specified amount; and

(d) is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	0.89
3	0.78
4	0.67
5	0.56
6	0.45
7	0.34
8	0.23
9	0.12
10+	0.00

If the Policy is surrendered within the first 9 policy years, the surrender charge consists of a sales charge component and an administrative charge component.  The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies.  The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies.  Our unrecovered sales expenses are paid for from our surplus.  The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 9 years, but within 9 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered.  The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

This Policy gives you the ability to receive periodic distributions through a Systematic Partial Withdrawal Program.  If you decide to take partial surrenders through this program, the partial surrender charge will be 2% of the amount surrendered, but not more than $25 annually, assessed on a monthly basis over the policy year.  Contact the Company for additional information about this program.  See How Can I Withdraw Money from my Policy?

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis.  We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs.  Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs.  In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us.  All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy.  If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement.  This Agreement is not available for all Policies.  The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Extended No-Lapse Guarantee Rider.  The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts described in the Additional Policy Specifications in the Policy.  If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance.  The term insurance may be converted to a life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement.  If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase.  The cost of insurance rates are based on the age, gender and rate class of the additional insured.  This Agreement can be elected at any time, as long as the insured meets our underwriting requirements, and it is not available if you choose the Guaranteed Withdrawal Benefit Rider.  The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets.  The higher cash surrender is attained through a waiver of all surrender charges.  To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of three insureds under the plan.  Under this Agreement, during the first nine policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original specified amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the specified amount of insurance during the first nine policy years after the increase.  Decreases in coverage do not affect the charge for this Agreement.  The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount.  This charge will be included in the no-lapse premium calculation.  If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  The benefits provided under the Agreement are subject to all provisions of the Agreement.  This Agreement is not available with the Cash Value Enhancement Rider.

Cash Value Enhancement Agreement

This Agreement will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets.  The higher cash surrender values will be accomplished through a policy value enhancement during the first five policy years while the Agreement is in force.

There are several limits to the use of this Agreement.  The policy must be sponsored by or owned by a business, a corporation, or a corporate trust.  The corporation must be at least a partial beneficiary.  If the policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application.  A minimum of one life can be covered.  If the policy to which this Agreement is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Agreement is terminated and the policy value enhancement will not be applied.

The monthly deduction for this Agreement is a monthly administrative expense charge per $1,000 of specified amount assessed against the initial specified amount of the Policy and any initial Supplemental Term Insurance during each of the first five policy years.  This charge is set to be $0.20 per month for all ages and rate classes.  This Agreement is not available with the Business Accounting Benefit Agreement.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts described in the Additional Policy Specifications in the Policy.  If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance.  On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge.  The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider specified amount without regard to the number of children, their ages, or gender.  The cost of insurance rate will not exceed $0.24 per $1,000 of rider specified amount per month. This Agreement can be elected at any time.  The benefits provided by the Agreement are subject to the provisions in the Agreement.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured.  The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy.  The rates are based on the attained age, gender and rate class of the insured.  The rates will not exceed those set forth in the Additional Policy Specifications in the Policy.  Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday.  This Agreement can be elected at any time, as long as the insured meets underwriting requirements.  The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured.  The stipulated premium is stated in the Policy.  The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy.  The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium.  The cost of insurance rates is based on the issue age, gender and rate class of the insured.  The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy.  This Agreement can be elected at any time, as long as the insured meets underwriting requirements.  This benefit is subject to the provisions in the Agreement.

Extended No-Lapse Guarantee Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the Extended No-Lapse Guarantee requirement is satisfied.  The Extended No-Lapse Guarantee requirement is satisfied if the premiums paid less withdrawals, accumulated at 5%, exceed the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5%.  The Extended No-Lapse Guarantee Premiums are based upon issue age, gender, rate class, and other policy benefits and is stated in the Policy.  In addition, while this Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month.  At the end of each policy month, we will allocate a pro-rated amount from the subaccounts of the Separate Account to the Indexed Fixed Account so that the allocation requirement is met. We reserve the right to modify the minimum percentage amount that must remain in the Indexed Account, but will only do so only for newly issued policies and for any increases in the Specified Amount requested by an existing policy owner.  We will notify you of any percentage change before making any requested face amount increase.

The monthly deduction for this Agreement is a cost of insurance charge applied to the specified amount of insurance in the Policy, plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Insurance Agreements. You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available with any of the following riders: Accidental Death Benefit; Guaranteed Insurability Agreement; Guaranteed Withdrawal Benefit; or Return of Premium Term Insurance.  This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability.  The option may be exercised as of any of the regular option dates or as of any alternative option date.  The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40.  In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age.  The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured.  The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider or the Guaranteed Withdrawal Benefit Rider.  This option is subject to the provisions in the Agreement.

Guaranteed Withdrawal Benefit Agreement

This Agreement provides the owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base, upon satisfaction of a Waiting Period.  You may add the Agreement to your base Policy only at the time you purchase your Policy.  Penn Mutual reserves the right to make the availability of this Agreement contingent upon the investment of the entire policy value according to an asset allocation program established by Penn Mutual for the entire period the Agreement is in effect.  At the present time, no asset allocation program will be required for this Agreement.  If we require an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this Agreement.  The benefits are subject to the provisions in the Agreement.

The Waiting Period ends on the earlier of:

(a)          the fifteenth policy anniversary; and

(b)         the policy anniversary nearest the Insured’s attainment of age 70.

Guaranteed Withdrawal Period – The Guaranteed Withdrawal Period will begin on the date of the first withdrawal after the end of the Waiting Period.  The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the Insured’s attainment of age 70 and will end at the Insured’s attainment of age 85.  At the time the Guaranteed Withdrawal Period commences, if the Death Benefit Option 2 was in effect, the death benefit option will automatically be changed to Option 1.

Benefit Base – The Benefit Base establishes the total guaranteed withdrawal amount as well as the Guaranteed Annual Withdrawal Amount as defined below.  The Benefit Base is the greater of (a) or (b) below, where:

(a)          is the Net Policy Value on the last policy anniversary date which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins, less cumulative withdrawals made during the period between (1) and (2), where:

(1)          is the day after the last policy anniversary which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins; and

(2)          is the date at which the Guaranteed Withdrawal Period begins.

(b)         is the value of the Guaranteed Withdrawal Account, as defined below, as of the first day of the Guaranteed Withdrawal Period.

Once the Guaranteed Withdrawal Period commences the Benefit Base will not be increased by any additional premiums paid, but the Benefit Base will be increased by any policy loan repayments.

Guaranteed Withdrawal Account – The Guaranteed Withdrawal Account is defined as (a) minus (b) minus (c) minus (d), where:

(a)          are Premiums Credited to the Guaranteed Withdrawal Account, accumulated at the Guaranteed Withdrawal Account Rate, which is currently 0.50% compounded monthly (an effective annual rate of 6%);

(b)         are partial surrenders taken during the Waiting Period accumulated at the Guaranteed Withdrawal Account Rate, compounded monthly;

(c)          is the Guaranteed Withdrawal Benefit No-Lapse Premium, accumulated at the Guaranteed Withdrawal Account Rate compounded monthly; and

(d)         the outstanding amount of policy indebtedness.

The accumulations of values using the Guaranteed Withdrawal Account Rate that are listed above accumulate until the first day of the Guaranteed Withdrawal Period.

Premiums Credited to the Guaranteed Withdrawal Account equal the lesser of (1) and (2), minus (3), where:

(1)          are the cumulative premiums paid into the Policy;

(2)          is the Maximum Monthly Guaranteed Withdrawal Account Premium, which is equal to 1/12 of the Policy’s guideline annual premium, multiplied by the number of months since the Policy Date; and

(3)          is the cumulative premiums previously credited to the Guaranteed Withdrawal Account.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option may result in a change to subsequent Maximum Monthly Guaranteed Withdrawal Account Premiums.

Guaranteed Annual Withdrawal Amount – The Guaranteed Withdrawal Benefit guarantees that you can take withdrawals each policy year up to the Guaranteed Annual Withdrawal Amount.  The initial Guaranteed Annual Withdrawal Amount is equal to the Guaranteed Annual Withdrawal Percentage, which is currently 10%, multiplied by the initial Benefit Base.

Total withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base by the amount of the withdrawals.

Effect of Withdrawals on Guaranteed Annual Withdrawal Amount – Cumulative withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will not change the Guaranteed Annual Withdrawal Amount in subsequent policy years.  Any withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount for that policy year (an “Excess Withdrawal”) will reduce the Guaranteed Annual Withdrawal Amount in subsequent years in a proportional manner.  The reduction is determined by multiplying the Guaranteed Annual Withdrawal Amount by the ratio of (a) to (b) where

(a)          is the amount of the Excess Withdrawal; and

(b)         is the Net Policy Value immediately prior to the Excess Withdrawal.

The resulting Guaranteed Annual Withdrawal Amount for subsequent years cannot exceed the remaining Benefit Base after the effect of withdrawals as described below.

Effect of Withdrawals on Benefit Base – The Benefit Base is reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero.  Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a policy year, any Excess Withdrawals reduce the Benefit Base until it is reduced to zero in a proportional manner.  The reduction is determined by multiplying the Benefit Base by the ratio of (a) to (b) where:

(a)          is the amount of the Excess Withdrawal; and

(b)         is the Net Policy Value immediately prior to the Excess Withdrawal.

Guaranteed Withdrawal Benefit No-Lapse Guarantee – Penn Mutual agrees that the Policy to which this Agreement is attached will remain in force up to the Guaranteed Withdrawal Benefit No-Lapse Date which is the policy anniversary nearest the insured’s attained age 70, if the following conditions are satisfied:

(a)          The Insured is alive;

(b)         The Agreement is in force;

(c)          The Policy has not been surrendered; and

(d)         The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is satisfied.

Remaining Guaranteed Withdrawal Benefit Payments If Policy Lapses Without Value – If the Net Cash Surrender Value is reduced to zero and any Guaranteed Withdrawal Benefits are due after the end of the Waiting Period, such Remaining Guaranteed Withdrawal Benefit Payments will be made as described below.  In this situation the only provisions of the Policy and this Agreement that remain in effect are those that are associated with the Remaining Guaranteed Withdrawal Benefit Payments.

In the policy year in which the Net Cash Surrender Value is reduced to zero, the Remaining Guaranteed Withdrawal Benefit Payment made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn.  In subsequent policy years, the Remaining Guaranteed Withdrawal Benefit Payment is the Guaranteed Annual Withdrawal Amount in effect as of the date that the Net Cash Surrender Value is reduced to zero or any remaining Benefit Base, if less.

Remaining Guaranteed Withdrawal Benefit Payments are made once each policy year.

If the total Remaining Guaranteed Withdrawal Benefit Payments due each policy year are less than $100, the Remaining Guaranteed Withdrawal Benefit Payments will be commuted and a lump sum will be paid equal to the remaining Benefit Base.

If the Net Cash Surrender Value is reduced to zero during the Waiting Period, no guaranteed withdrawal benefits are paid under this Agreement.

If the Overloan Protection Benefit Agreement is also attached to this Policy, the Remaining Guaranteed Withdrawal Benefit Payments as provided by this Agreement will continue to be made.

Guaranteed Withdrawal Benefit No-Lapse Premium – The Guaranteed Withdrawal Benefit No-Lapse Premium is based on the Insured’s gender, issue age, underwriting class, the death benefit option, and other supplemental benefits attached to this Policy.

Guaranteed Withdrawal Benefit No-Lapse Premium Requirement – The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement on a Monthly Anniversary prior to the Guaranteed Withdrawal Benefit No-Lapse Date is satisfied if the sum of all premiums reduced by any partial surrenders, policy loans, and unpaid loan interest as of that Monthly Anniversary is greater than or equal to the cumulative Guaranteed Withdrawal Benefit No-Lapse Premiums as of that Monthly Anniversary.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option prior to the Guaranteed Withdrawal Benefit No-Lapse Date may result in a change to subsequent Guaranteed Withdrawal Benefit No-Lapse Premiums.  These changes will not affect the Guaranteed Withdrawal Benefit No-Lapse Date.

If on a Monthly Anniversary the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is not satisfied, a grace period of 61 days will be allowed for the payment of a premium sufficient to maintain the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement.  If the amount required to keep the Guaranteed Withdrawal Benefit No-Lapse Guarantee in-force is not paid by the end of the grace period, the Guaranteed Withdrawal Benefit No-Lapse Guarantee will terminate and cannot be reinstated.  The Guaranteed Withdrawal Benefit may continue even though the Guaranteed Withdrawal Benefit No-Lapse Guarantee is no longer in effect.

Monthly Deduction – While this Agreement is in force, the Monthly Deduction under the Policy will include the Monthly Deduction for this Agreement.  The Monthly Deduction for this Agreement is equal to the Guaranteed Withdrawal Benefit Charge multiplied by the policy value that is allocated to the subaccounts within the Separate Account.  The Guaranteed Withdrawal Benefit Charge is currently equivalent to an annual effective rate of 0.60% of policy value, and the maximum charge is equivalent to an annual effective rate of 1.00% of policy value.

Termination of Agreement - This Agreement will terminate upon:

a)              the policy anniversary nearest the Insured’s attainment of age 85;

b)             surrender of this Policy;

c)              lapse of this Policy and no guaranteed withdrawal benefits are due;

d)             the date of death of the Insured;

e)              withdrawals have been taken after the end of the Waiting Period and the Benefit Base is reduced to zero;

f)                the policy anniversary nearest the Insured’s attainment of age 70 when no withdrawals were taken after the end of the Waiting Period;

g)             an elective increase in face amount after the Guaranteed Withdrawal Period had commenced;

h)             payment of any accelerated death benefit amount; or

i)                 the Monthly Anniversary which coincides with or next follows (i) the receipt at Penn Mutual’s home office of a written request by the owner to terminate this Agreement, and (ii) the return of this Policy for the appropriate endorsement after the end of the Waiting Period.

Electing this Agreement Limits the Availability of Other Supplemental Benefit Riders – If you choose this Guaranteed Withdrawal Benefit Agreement, you will not be able to elect the following riders:

•                                          Accidental Death Benefit;

•                                          Extended No-Lapse Guarantee Rider;

•                                          Guaranteed Option to Increase Specified Amount;

•                                          Return of Premium Term Insurance; or

•                                          Additional Insured Term Insurance.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement.  The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached.  The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured.  The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose either the Extended No-Lapse Guarantee Rider or the Guaranteed Withdrawal Benefit Rider.  The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy.  The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option 1 – The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Option 2 – The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement.  The mortality and expense risk face amount charge will not exceed the maximum charges shown in the Additional Policy Specifications in the Policy.  Both the current and guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement.  The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will include a surrender charge for the term insurance added by the Agreement.  The maximum surrender charge premium component of the surrender charge will be increased by the amount of the term insurance added by the Agreement multiplied by the unit maximum surrender charge premium at the issue age and rate class of the insured.  The $45.00 per $1,000 component of the surrender charge will be modified to include the amount of the term insurance added by the Agreement along with the specified amount of the policy.

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries.  The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.25%. multiplied by (a) divided by (b), where;

(a) is the Term Insurance Benefit, and

(b) is the sum of the Term Insurance Benefit and the Specified Amount of the policy

The policy value enhancement will be applied pro-rata across the subaccounts of the Separate Account and the options of the Fixed Account.  It is applicable only to non-loaned values and not applicable to policy values inside the special loan account.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement.  The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Agreement.  It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged.  This Agreement is automatically added to corporate-owned Policies.

Overloan Protection Benefit Agreement

This Agreement allows the policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%.  The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid.  If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy.  The death benefit will equal 105% of the policy value at the time of exercise.  The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•                                          the transfer of all values in the subaccounts of the Separate Account to the Traditional Fixed Account, which will then be credited with interest;

•                                          all supplemental agreements attached to the Policy will be terminated;

•                                          no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•                                          no further changes may be made to the Policy.

This Agreement can be elected at any time.  The benefit provided under the Agreement is subject to the provisions of the Agreement.

Accelerated Death Benefit Agreement

The Accelerated Death Benefit Agreement provides the insured access to a portion of death benefit while the insured is living.  The following provisions apply:

•                  The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000.  In New Jersey and South Carolina, the maximum limit is $100,000 per policy.  In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

•                  The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts).  The physician may not be the owner, insured, beneficiary, or relative of the insured.

•                  Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Agreement is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996.  The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment.  The interest adjustment equals 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits.  All supplemental benefits may not be available in your state.  Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

We offer two policy loan options with this Policy:  a Traditional Loan and an Indexed Loan.  Indexed Loans, which are not available in New York, are described in Appendix E.  You may only have one loan option in force at any time.  Under both options, you may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

For the Traditional Loan option, interest charged on the loan is 4.0% and is payable at the end of each policy year.  If interest is not paid when due, it is added to the loan.  An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the Fixed Account Options on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account.  Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account.  Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options.  The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York).  On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time.  Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify.  If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy.  See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan.  The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect.  Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies.  This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•                                          the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•                                          no more than twelve partial surrenders may be made in a policy year;

•                                          each partial surrender must be at least $250;

•                                          a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•                                          during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specified amount of insurance – by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance.  If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the Fixed Account Options in accordance with your directions.  In the absence of such direction, the partial surrender will be deducted from subaccounts and the Fixed Account Options on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum.  This includes proceeds that become payable because of death or full surrender.  Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income.  Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable.  If you have not made a choice, the payee may change the payment option within the period specified in the Policy.  The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen.  You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax.  Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy.  Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.  Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing.  An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance.  Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code.  The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702.  Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract.  In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk.  If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702.  For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested.  Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners  of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets.  Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies.  We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test.  At the time of issuance of the Policy, you choose which test you want to be applied.  It may not thereafter be changed.  If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•                  Cash Value Accumulation Test – Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•                  Guideline Premium/Cash Value Corridor Test – The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement.  Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy.  Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy.  If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test.  However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.  Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy.  If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract.  You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules.  First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time.  Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly.  Past due loan interest that is added to the loan amount will be treated as a loan.  Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59½, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible.  In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible.  The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code.  An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value).  Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area.  If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy.

There is no published guidance from the IRS on this position.  If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies.  In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code).  In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income.  You are encouraged to consult your own tax advisor prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes.  For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed.  Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations.  The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”).  The summary is not intended as tax advice.  No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains.  However, we reserve the right to do so in the event there is a change in the tax laws.  We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks and money orders to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you.  They include the following:

•                                          policy loans in excess of $25,000, and full and partial surrenders;

•                                          change of death benefit option;

•                                          changes in specified amount of insurance;

•                                          change of beneficiary;

•                                          election of payment option for policy proceeds; and

•                                          tax withholding elections.

You should mail or express these requests to our office.  You should also send notice of the insured person’s death and related documentation to our office.  Communications are not treated as “received” until such time as they have arrived at our office in proper form.  Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day.  Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above.  You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650.  Each communication to us must include your name, your policy number and the name of the insured person.  We cannot process any request that does not include this required information.

Telephone Transactions

You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office.  In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions.  We will not be liable for following transfer instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine.  We also reserve the right to suspend or terminate the privilege altogether at any time.  We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment.  A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account.  Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation.  In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.  Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from a Fixed Account Option for up to six months from the date we receive the written request.  However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy.  If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 2% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy.  We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act.  In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you.  Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states).  This is referred to as the “free look” period.  To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions.  The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid.  In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the “free look” period.  At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company.  We were chartered in 1847 and have been continuously engaged in the life insurance business since that date.  We issue and sell life insurance and annuities in all 50 states and the District of Columbia.  Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia.  Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.  The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds.  They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual.  Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual.  If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.  We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund.  No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds.  However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners.  Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material.  The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund.  Fractional votes will be counted.  The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders.  Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement.  In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations.  If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report.  Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

XXXXXXXXXX serves as independent registered public accounting firm for Penn Mutual and the Separate Account.  Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies.  HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044.  HTK sells the Policies through its sales representatives.  HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives.  HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies.  Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two.  Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales), 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years.  In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances.  Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records.  Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation.  While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred’’ status at the recipient broker-

dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual.  These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts.  You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn:  SAI Request, Philadelphia, PA, 19172.  Or you can call toll-free at 1-800-523-0650.  The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

Appendix A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated.  This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age Of Insured	Sex of Insured	Base Death Benefit	Minimum Initial Premium
25	M	$50,000	$359
30	F	$75,000	$496
35	M	$75,000	$584
40	F	$100,000	$859
45	M	$100,000	$1,124
50	F	$100,000	$1,185
55	M	$100,000	$1,658
60	F	$75,000	$1,362
65	M	$75,000	$2,156
70	F	$50,000	$1,641

A-1

Appendix B

Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-40	250%	51	178%	62	126%	73	109%	84	105%
41	243%	52	171%	63	124%	74	107%	85	105%
42	236%	53	164%	64	122%	75	105%	86	105%
43	229%	54	157%	65	120%	76	105%	87	105%
44	222%	55	150%	66	119%	77	105%	88	105%
45	215%	56	146%	67	118%	78	105%	89	105%
46	209%	57	142%	68	117%	79	105%	90	105%
47	203%	58	138%	69	116%	80	105%	91	104%
48	197%	59	134%	70	115%	81	105%	92	103%
49	191%	60	130%	71	113%	82	105%	93	102%
50	185%	61	128%	72	111%	83	105%	94-99	101%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	417.61%	53	240.32%	69	156.24%	85	119.81%
20	699.48%	37	403.76%	54	233.12%	70	152.83%	86	118.55%
21	679.26%	38	390.40%	55	226.22%	71	149.57%	87	117.38%
22	659.36%	39	377.52%	56	219.61%	72	146.49%	88	116.28%
23	639.73%	40	365.11%	57	213.30%	73	143.58%	89	115.23%
24	620.39%	41	353.15%	58	207.25%	74	140.85%	90	114.21%
25	601.33%	42	341.65%	59	201.45%	75	138.30%	91	113.20%
26	582.53%	43	330.57%	60	195.91%	76	135.91%	92	112.17%
27	564.06%	44	319.91%	61	190.60%	77	133.67%	93	111.08%
28	545.97%	45	309.63%	62	185.53%	78	131.57%	94	109.92%
29	528.29%	46	299.75%	63	180.70%	79	129.58%	95	108.65%
30	511.04%	47	290.24%	64	176.09%	80	127.70%	96	107.27%
31	494.24%	48	281.10%	65	171.71%	81	125.91%	97	105.80%
32	477.93%	49	272.29%	66	167.55%	82	124.22%	98	104.25%
33	462.11%	50	263.82%	67	163.60%	83	122.64%	99	102.60%
34	446.78%	51	255.67%	68	159.83%	84	121.17%	100	100.00%
35	431.94%	52	247.84%

Female Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	468.31%	53	270.97%	69	171.23%	85	122.77%
20	796.54%	37	452.83%	54	262.85%	70	166.87%	86	121.08%
21	771.20%	38	437.93%	55	255.03%	71	162.66%	87	119.50%
22	746.54%	39	423.58%	56	247.50%	72	158.63%	88	118.03%
23	722.57%	40	409.78%	57	240.24%	73	154.80%	89	116.64%
24	699.24%	41	396.51%	58	233.24%	74	151.16%	90	115.32%
25	676.63%	42	383.77%	59	226.46%	75	147.74%	91	114.03%
26	654.62%	43	371.51%	60	219.89%	76	144.52%	92	112.76%
27	633.28%	44	359.71%	61	213.54%	77	141.49%	93	111.49%
28	612.56%	45	348.34%	62	207.41%	78	138.64%	94	110.17%
29	592.47%	46	337.38%	63	201.52%	79	135.95%	95	108.79%
30	572.99%	47	326.82%	64	195.89%	80	133.39%	96	107.34%
31	554.12%	48	316.63%	65	190.51%	81	130.98%	97	105.82%
32	535.83%	49	306.81%	66	185.37%	82	128.71%	98	104.26%
33	518.10%	50	297.34%	67	180.47%	83	126.58%	99	102.60%
34	500.93%	51	288.22%	68	175.76%	84	124.60%	100	100.00%
35	484.36%	52	279.43%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	342.96%	53	206.34%	69	144.93%	85	118.30%
20	567.36%	37	331.98%	54	201.00%	70	142.45%	86	117.35%
21	551.35%	38	321.41%	55	195.91%	71	140.09%	87	116.44%
22	535.65%	39	311.26%	56	191.05%	72	137.84%	88	115.56%
23	520.14%	40	301.52%	57	186.43%	73	135.71%	89	114.71%
24	504.81%	41	292.18%	58	182.01%	74	133.71%	90	113.85%
25	489.67%	42	283.23%	59	177.78%	75	131.84%	91	112.97%
26	474.70%	43	274.66%	60	173.72%	76	130.10%	92	112.04%
27	459.94%	44	266.46%	61	169.84%	77	128.48%	93	111.02%
28	445.46%	45	258.59%	62	166.14%	78	126.96%	94	109.89%
29	431.30%	46	251.07%	63	162.61%	79	125.52%	95	108.65%
30	417.48%	47	243.85%	64	159.26%	80	124.15%	96	107.27%
31	404.05%	48	236.93%	65	156.08%	81	122.84%	97	105.80%
32	391.02%	49	230.29%	66	153.08%	82	121.59%	98	104.25%
33	378.39%	50	223.92%	67	150.23%	83	120.42%	99	102.60%
34	366.17%	51	217.79%	68	147.52%	84	119.32%	100	100.00%
35	354.36%	52	211.94%

Female Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	413.45%	53	247.46%	69	163.93%	85	121.86%
20	700.22%	37	400.10%	54	240.74%	70	160.19%	86	120.34%
21	677.90%	38	387.29%	55	234.28%	71	156.56%	87	118.94%
22	656.20%	39	375.01%	56	228.06%	72	153.07%	88	117.61%
23	635.13%	40	363.24%	57	222.06%	73	149.74%	89	116.35%
24	614.65%	41	351.98%	58	216.25%	74	146.59%	90	125.11%
25	594.81%	42	341.22%	59	210.60%	75	143.63%	91	113.90%
26	575.52%	43	330.93%	60	205.10%	76	140.85%	92	112.70%
27	556.84%	44	321.06%	61	199.75%	77	138.24%	93	111.46%
28	538.74%	45	311.58%	62	194.58%	78	135.78%	94	110.17%
29	521.19%	46	302.46%	63	189.59%	79	133.44%	95	108.79%
30	504.21%	47	293.69%	64	184.82%	80	131.22%	96	107.34%
31	487.80%	48	285.25%	65	180.27%	81	129.11%	97	105.82%
32	471.91%	49	277.11%	66	175.93%	82	127.12%	98	104.26%
33	456.54%	50	269.27%	67	171.78%	83	125.23%	99	102.60%
34	441.67%	51	261.73%	68	167.79%	84	123.48%	100	100.00%
35	427.33%	52	254.46%

Appendix C

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

	Non-Tobacco (Policy Years 1-5)			Non-Tobacco (Policy Years 6-10)

Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.07	0.07	0.07	0.04	0.04	0.04
25	0.09	0.09	0.09	0.05	0.05	0.05
30	0.10	0.09	0.10	0.05	0.05	0.05
35	0.12	0.11	0.12	0.06	0.06	0.06
40	0.15	0.13	0.14	0.08	0.07	0.07
45	0.18	0.14	0.17	0.09	0.07	0.09
50	0.18	0.16	0.18	0.09	0.08	0.09
55	0.18	0.17	0.18	0.09	0.09	0.09
60	0.21	0.17	0.20	0.11	0.09	0.10
65	0.24	0.17	0.23	0.12	0.09	0.12
70	0.26	0.21	0.25	0.13	0.11	0.13
75	0.27	0.24	0.26	0.14	0.12	0.13
80	0.27	0.24	0.26	0.14	0.12	0.13
85	0.27	0.24	0.26	0.14	0.12	0.13

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

	Tobacco (Policy Years 1-5)			Tobacco (Policy Years 6-10)

Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.09	0.08	0.09	0.05	0.04	0.05
25	0.11	0.10	0.11	0.06	0.05	0.06
30	0.13	0.10	0.12	0.07	0.05	0.06
35	0.14	0.12	0.14	0.07	0.06	0.07
40	0.17	0.14	0.16	0.09	0.07	0.08
45	0.20	0.15	0.19	0.10	0.08	0.10
50	0.20	0.17	0.19	0.10	0.09	0.10
55	0.20	0.18	0.20	0.10	0.09	0.10
60	0.23	0.19	0.22	0.12	0.10	0.11
65	0.26	0.20	0.25	0.13	0.10	0.13
70	0.28	0.23	0.27	0.14	0.12	0.14
75	0.29	0.26	0.28	0.15	0.13	0.14
80	0.29	0.26	0.28	0.15	0.13	0.14
85	0.29	0.26	0.28	0.15	0.13	0.14

*  Representative figures shown. For issue ages not listed, please ask your registered representative.

C-1

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Initial Face Amount

All Policies*

	Non-Tobacco			Tobacco

Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.08	0.07	0.08	0.08	0.07	0.08
10	0.08	0.07	0.08	0.08	0.07	0.08
15	0.10	0.08	0.09	0.10	0.08	0.09
20	0.08	0.07	0.08	0.10	0.08	0.10
25	0.10	0.09	0.09	0.12	0.10	0.11
30	0.10	0.09	0.10	0.13	0.10	0.13
35	0.13	0.11	0.12	0.16	0.13	0.15
40	0.15	0.13	0.14	0.19	0.15	0.18
45	0.18	0.15	0.17	0.23	0.17	0.22
50	0.22	0.18	0.21	0.28	0.21	0.27
55	0.28	0.23	0.27	0.29	0.26	0.29
60	0.29	0.28	0.29	0.29	0.29	0.29
65	0.29	0.29	0.29	0.29	0.29	0.29
70	0.29	0.29	0.29	0.29	0.29	0.29
75	0.29	0.29	0.29	0.29	0.29	0.29
80	0.29	0.29	0.29	0.29	0.29	0.29
85	0.29	0.29	0.29	0.29	0.29	0.29

*Representative figures shown.  For issue ages not listed, please ask your registered representative.

C-2

Appendix D

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Term Insurance Benefit

Supplemental Term Insurance Rider*

	Non-Tobacco			Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex

5	0.13	0.12	0.13	0.13	0.12	0.13
10	0.13	0.12	0.13	0.13	0.12	0.13
15	0.15	0.13	0.14	0.15	0.13	0.14
20	0.13	0.12	0.13	0.15	0.13	0.15
25	0.15	0.14	0.14	0.17	0.15	0.16
30	0.15	0.14	0.15	0.18	0.15	0.18
35	0.18	0.16	0.17	0.21	0.18	0.20
40	0.20	0.18	0.19	0.24	0.20	0.23
45	0.23	0.20	0.22	0.28	0.22	0.27
50	0.27	0.23	0.26	0.33	0.26	0.32
55	0.33	0.28	0.32	0.34	0.31	0.34
60	0.34	0.33	0.34	0.34	0.34	0.34
65	0.34	0.34	0.34	0.34	0.34	0.34
70	0.34	0.34	0.34	0.34	0.34	0.34
75	0.34	0.34	0.34	0.34	0.34	0.34
80	0.34	0.34	0.34	0.34	0.34	0.34
85	0.34	0.34	0.34	0.34	0.34	0.34

*Representative figures shown.  For issue ages not listed, please ask your registered representative.

D-1

Appendix E

Fixed Account Options

Premium payments allocated and policy value transferred to the Fixed Account Options become part of Penn Mutual’s general account.  Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act.  Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts.  Penn Mutual has been advised that the Staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the Fixed Account Options.  The disclosures may, however, be subject to the general antifraud provisions of the federal securities laws.

The Policy allows you to allocate your policy value to two fixed interest accounts.  Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time.  We guarantee that this rate will be at least 2%.  Amounts intended to be allocated to the Indexed Fixed Account on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time.  We guarantee that this rate will be at least 2%.  On the subsequent monthly anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Account.

You may also allocate premium payments and policy value to the Indexed Fixed Account.  The Indexed Fixed Account is comprised of a variety of different Segments, of five years in duration, containing Index Interest Credit Periods in which Index Credits are earned using a crediting strategy that is based on the change in value of the S&P500 Index.  Each Segment is subject to a guaranteed minimum interest rate it will earn, a cap (maximum) percentage on the interest it can earn, and a guaranteed participation rate. In addition, each Index Interest Credit Period within a Segment is subject to a guaranteed minimum interest rate.  For a

Segment, there is a 2% cumulative guaranteed minimum annual interest rate over a five-year period.  The current cap percentage is 14%.  The cap is the highest percentage which will be credited for a one-year period even if the change in value of the S&P500 Index is higher.  The cap is subject to change at the Company’s discretion, but the guaranteed cap percentage cannot be lower than 4%.  The guaranteed participation rate is 100%, which is the same as the current participation rate.  For an Index Interest Credit Period, the guaranteed minimum interest rate is 0% on an annual basis.

Segments can be funded by premium payments, transfers from subaccounts of the Separate Account or the Traditional Fixed Account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries.

Amounts intended for the Indexed Fixed Account can only be allocated into this account on a monthly policy anniversary.  For premiums that are intended for allocation into the Indexed Fixed Account and are paid on a date other than a monthly policy anniversary, such premiums will be placed into the Holding Fixed Account, where interest will be credited until the next monthly policy anniversary.  On the subsequent monthly policy anniversary following the allocation into the Holding Fixed Account, the amounts in this account will be automatically transferred into the Indexed Fixed Account.

When amounts are allocated to the Indexed Fixed Account, a Segment is created for that allocation with a Segment Duration equal to 5 years.  During the Segment Duration, Index Interest Credit Periods equal to 1 year in length are established to track the one-year performance of the S&P500 Index in order to determine the amount of interest credited to the account.

The index performance is equal to the growth in the S&P500 Index(without dividends) during the Index Interest Credit Period multiplied by the participation percentage (currently, and guaranteed to be, 100%) with a floor equal to the minimum interest rate within an Index Interest Credit Period (0%) and a ceiling at the cap percentage (currently 14%).  At the end of each one-year Index Interest Credit Period, an Index Credit is calculated and applied to the policy value in-force at that time.  There can be up to five Index Interest Credit Periods within a Segment.

The five-year minimum guarantee will be applied to a Segment as follows.  We will calculate a hypothetical policy value using the premiums and deductions allocated to the Segment(s) assuming a stipulated interest rate of 2%.  The Index Credit will be equal to the amount of hypothetical interest calculated during the Index Credit Period, multiplied by the ratio of the index performance over the stipulated interest rate of 2%.  At the end of the five-year Segment Duration, we will calculate the cumulative interest earned in that Segment using a 2% effective annual rate over the Segment Duration.  If the cumulative Index Credits applied over the Segment are less than the minimum cumulative interest using a 2% effective annual rate, we will apply the difference to the policy value in-force at the end of the Segment Duration.

Below is an example of how the Index Credit works in conjunction with the cumulative five-year minimum interest rate guarantee.

Percentage Example:

Segment Date: July 1, 2008

	7/2009	7/2010	7/2011	7/2012	7/2013	Total Growth Over 5 Year Segment

Index Performance	1%	-10%	4%	-10%	3%	-12.37%

Growth Cap	14%	14%	14%	14%	14%

Growth Floor	0%	0%	0%	0%	0%

Annual Index Credits	1%	0%	4%	0%	3%	8.19%

Stipulated Interest Calc.	2%	2%	2%	2%	2%	10.41%

Dollar Example (Initial Segment Value = $1,000):

Segment Date: July 1, 2008

	7/2009	7/2010	7/2011	7/2012	7/2013	Total Growth Over 5 Year Segment

Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$123.65

Growth Cap	140.00	140.00	140.00	140.00	140.00

Growth Floor	0.00	0.00	0.00	0.00	0.00

Annual Index Credits	10.00	0.00	40.40	0.00	31.51	$81.91

Stipulated Interest Calc.	20.00	20.40	20.81	21.22	21.65	$104.08

Additional Credit in dollars due to Five-Year Cumulative Guarantee						$22.17

We reserve the right to add, change or substitute indices and interest crediting methods, but will notify you in advance, before making such a change.

The manner in which the interest earnings are calculated on policy value allocated to the Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the subaccount of the Separate Account which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund subaccount are valued daily based on the net asset value of the Index 500 Fund.  The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund subaccount. The Company does not guarantee any minimum level of performance for the subaccount nor does it set a cap on the performance of the subaccount.  The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund subaccount.

In contrast, the Indexed Fixed Account is part of the Company’s general account.  Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company.  The crediting strategy of the Indexed Fixed Account is linked to the performance of the S&P500 Index (without dividends).  It is a one-year Point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P500 (without dividends) between two points in time, with an annual floor, a five-year cumulative floor, and a performance cap, as described above in detail.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan in policy years two and later. An Indexed Loan is not available in New York.  You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.00

For the Indexed Loan option, loans are only permitted from Segments of the Indexed Fixed Account. Any policy value in the subaccounts of the Separate Account, the Traditional Fixed Account, or the Holding Fixed Account cannot be loaned under the Indexed Loan option until sufficient value from these accounts are transferred into a Segment of the Indexed Fixed Account on the next subsequent monthly policy anniversary.  Interest on Indexed Loans will be charged at a rate of 6.0% and is payable at the end of each policy year.  If interest is not paid when due, it is added to the loan.  The loaned value under the Indexed Loan option remains in the Indexed Fixed Account segment and is credited interest in the same manner as the un-loaned portion of the Indexed Fixed Account segment.  The credited interest rate during any one Index Interest Credit Period will be between 0% and the cap on the Indexed Fixed Account crediting rate for a particular year, which the Company sets in advance at a rate between 4% and 14%.

The credited interest on Indexed Loan Policy Values at the end of a Segment will be no less than the cumulative guarantee of 2% annually, with any difference between the Indexed Credits earned during the Segment and the 2% cumulative guaranteed interest applied to the Segment at the end of the Segment.

You may repay all or part of a loan at any time.  Upon repayment of an Indexed Loan, the loaned value is re-characterized as un-loaned value and remains in the Indexed Fixed Account.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated July XX, 2008, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn:  SAI Request, Philadelphia, PA, 19172.  Or you can call toll-free at 1-800-523-0650.  The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172.  Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

STATEMENT OF ADDITIONAL INFORMATION

FOR

CORNERSTONE VUL 2008

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA  19172

800-523-0650

July XX, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Cornerstone VUL 2008 prospectus dated July XX, 2008.  A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3P, Philadelphia, PA, 19172.  Or, you may call, toll free, 1-800-523-0650.

Table of Contents

Federal Income Tax Considerations	2

Sale of the Policies	6

Performance Information	6

Financial Statements	6

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based on Penn Mutual’s understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”).  No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).  The manner in which Section 7702 should be applied to certain features of the Policy is not directly addressed by Section 7702 or any guidance issued to date under Section 7702.  Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract.  In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk.  If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above).  The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested.  Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.  In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income.  The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  The IRS has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets.  Although we do not believe this to be the case, these

2

differences could result in policy owners being treated as the owners of the assets of the subaccounts under the Policy.  We, therefore, reserve the right to modify the Policy as necessary to attempt to prevent the owners of the Policy from being considered the owners of a pro rata share of the assets of the subaccounts under the Policy. In addition, it is possible that when regulations or additional rulings are issued, the contracts may need to be modified to comply with them.

IRC Qualification

For your Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test.  At the time of issuance of a Policy, you choose which test you want to be applied.  It may not thereafter be changed.  If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•                  Cash Value Accumulation Test - Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•                  Guideline Premium/Cash Value Corridor Test - A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement.  Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy.  Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy.  If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test.  However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.  Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy.  If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes.  Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

3

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy.  In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums.  The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change.  At the time a premium is credited which would cause a Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract.  You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules.  First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time.  Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly.  Past due loan interest that is added to the loan amount will be treated as a loan.  Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59½, is attributable to the owner becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.  An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits.  Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

4

Loans from, or secured by, a Policy that is not classified as a modified endowment contract are not treated as distributions.  Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible.  In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible.  The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code.  An owner should consult a competent tax advisor before deducting any interest paid in respect of a policy loan.

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value).  Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area.  If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy.  There is no published guidance from the IRS on this position.  If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies.  In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code).  In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income.  You are encouraged to consult your own tax advisor prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping

5

transfer taxes.  For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed.  Consult with your tax advisor for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations.  The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS.  The summary is not intended as tax advice.  No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis.  HTK, located at 600 Dresher Road, Suite 4C, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969.  The offering is on a continuous basis.  HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual.  HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under a Policy.  The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policies.  Inclusion of these charges would reduce the performance information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages.  The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

6

Part C

Other Information

Item 26:  Exhibits

(a)(1)

Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing the Penn Mutual Variable Life Account I is incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 1999 (Accession No. 0000950116-99-000867).

(a)(2)

Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments held in Penn Mutual Variable Life Account I. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(b)	Not Applicable.

(c)(1)

Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

(c)(2)

Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

(c)(3)

Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998(Accession No. 0001036050-98-001504).

(c)(4)

Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on November 30, 1998 (Accession No. 0001036050-98-002055).

(c)(5)

Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws, and companion Form of Corporate Insurance Agent Selling Agreement. Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment to the Form N-4 Registration Statement of Penn Mutual Variable Annuity

2

Account III (File No. 333-62811) filed on November 30, 1999 (Accession No. 0001036050-98-002055).

(c)(6)

Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(1)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (VU-90(S)). Incorporated herein by reference to Exhibit A5(a) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(2)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Sex distinct) (VU-99(S)). Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(3)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Unisex) (VU-99(U)). Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(4)

Additional Insured Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(5)

Children’s Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(6)

Accidental Death Benefit Agreement Rider. Incorporated herein by reference to Exhibit A5(d) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(7)

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement Rider. Incorporated herein by reference to Exhibit A5(e) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(8)

Disability Waiver of Monthly Deduction Agreement Rider. Incorporated herein by reference to Exhibit A5(f) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(9)

Guaranteed Continuation of Policy Agreement Rider. Incorporated herein by reference to Exhibit A5(g) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(10)

Guaranteed Option to Increase Specified Amount Agreement Rider. Incorporated herein by reference to Exhibit A5(h) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

3

(d)(11)

Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(i) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(12)

Flexible Premium Adjustable Variable Life Insurance Policy (revised) (VU-94(S)). Incorporated herein by reference to Exhibit A5(j) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(13)

Flexible Periodic Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(k) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

(d)(14)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(n) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(15)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(o) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(16)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(p) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(17)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(q) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(18)

Supplemental Exchange Agreement. Incorporated herein by reference to Exhibit A5(r) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(19)

Endorsement - Business Accounting Benefit (1707-01). Incorporated herein by reference to Exhibit A5(s) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(20)

Endorsement - Cost of Insurance. Incorporated herein by reference to Exhibit A5(t) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

(d)(21)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(S)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(u) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

(d)(22)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(U)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(v) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

4

(d)(23)

Rider Supplemental Term Insurance Agreement (SLT – 01(S)). Incorporated herein by reference to Exhibit A(5)(w) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

(d)(24)

Rider Supplemental Term Insurance Agreement (SLT – 01(U)). Incorporated herein by reference to Exhibit A(5)(w) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

(d)(25)

Overloan Protection Benefit Agreement. Incorporated herein by reference to Exhibit (d)(25) to Registrant’s Registration Statement on Form N-6 (File No. 33-54662) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-05-001570) on April 29, 2005.

(d)(26)

Optional Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit (d)(26) to Registrant’s Registration Statement on Form N-6 (File No. 33-54662) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-06-001371) on April 28, 2006.

(d)(27)

Accelerated Death Benefit Agreement. Incorporated herein by reference to Exhibit (d)(27) to Registrant’s Registration Statement on Form N-6 (File No. 33-54662) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-06-001371) on April 28, 2006.

(e)(1)

Application Form for Flexible Premium Adjustable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

(e)(2)

Supplemental Application Form for Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

(f)(1)

Charter of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998(Accession No. 0001036050-98-001504).

(f)(2)

By-laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

(g)	Not Applicable.

(h)(1)

Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Incorporated herein by reference to Exhibit 8(d) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

5

(h)(2)

Form of Participation Agreement between The Penn Mutual Life Insurance Company and Variable Insurance Products Fund II. Incorporated herein by reference to Exhibit 8(e) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

(h)(3)

Participation Agreement between The Penn Mutual Life Insurance Company and Morgan Stanley Universal Funds, Inc. (renamed The Universal Institutional Funds, Inc. effective May 1, 2000). Incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 22 to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 2-77283) filed on April 29, 1997 (Accession No. 0001021408-97-000161).

(h)(4)

Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit A(8)(a) to Post-Effective Amendment No. 12 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 19, 2002 (Accession No. 0000950116-02-000799).

(h)(5)

Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(1) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

(h)(6)

Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust and The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 8(b)(2) to Post Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 33-87276) of Penn Mutual Variable Life Account I filed on April 29, 1996. (Accession No. 0000950109-96-002471).

(h)(7)

Amendment to Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(3) to Post-Effective Amendment No. 5 to this Form S-6 Registration Statement filed on April 30, 1997. (Accession No. 0000950109-97-003328).

(i)	Not Applicable.

(j)	Not Applicable.

(k)

Opinion and consent of Franklin L Best, Jr. Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance Company, dated April 16, 2001, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-54662) filed on April 18, 2001 (Accession No. 0000950116-01-000677).

(l)	Not Applicable.

(m)	Not Applicable.

6

(n)(1)	Consent of independent registered public accounting firm, PricewaterhouseCoopers LLC, to be filed by amendment.

(n)(2)	Consent of counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(o)	Not Applicable.

(p)	Not Applicable.

(q)

Amended and Restated Memorandum describing issuance, transfer and redemption procedures. Incorporated herein by reference to Exhibit (q) to the Registrant’s Registration Statement on Form N-6 (File No. 33-54662) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-05-001570) on April 29, 2005.

(r)(1)

Powers of Attorney of the Board of Trustees of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 5 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-01-500307) on June 1, 2001.

(r)(2)

Powers of Attorney Messrs. Cook, Santomero and Lillie, dated April 22, 2008. Incorporated by reference to Exhibit (r)(2) to Registrant’s Registration on Form N-6(File No. 33-54662), as filed with the Securities and Exchange Commission on April 24, 2008..

Item 27:  Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account.

Name	Position and Offices with Depositor
Robert E. Chappell	Chairman of the Board, Chief Executive Officer and President
Peter J. Vogt	Executive Vice President and Chief Financial Officer
Terry A. Ramey	Executive Senior Vice President and Chief Information Officer
Edward F. Clemons	Senior Vice President and Chief Human Resources Officer
N. Robert Lazarus	Senior Vice President and Chief Compliance Officer
Peter M. Sherman	Executive Vice President and Chief Investment Officer
Jeffrey C. Carleton	Senior Vice President, Independence Financial Networks
Ralph L. Crews	Senior Vice President, Distribution

7

Name	Position and Offices with Depositor
Frederick M. Rackovan	Vice President, New Business
Franklin L. Best, Jr.	Managing Corporate Counsel and Secretary
Susan T. Deakins	Vice President and Chief Actuary
Frank J. Howell	Vice President, Sales Support
The Honorable Julia Chang Bloch (Ambassador)	Trustee of Penn Mutual
Edward G. Boehne	Trustee of Penn Mutual
John P. Carter	Trustee of Penn Mutual
William R. Cook	Trustee of Penn Mutual
Charisse R. Lillie	Trustee of Penn Mutual
Alan B. Miller	Trustee of Penn Mutual
Edmond F. Notebaert	Trustee of Penn Mutual
Robert H. Rock	Trustee of Penn Mutual
Anthony M. Santomero	Trustee of Penn Mutual

Unless otherwise listed, the business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA  19172.

Item 28:  Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware
Independence Capital Management, Inc.	Investment Adviser	Pennsylvania
Penn Series Funds, Inc.	Investment Company	Maryland
Penn Janney Fund, Inc.	Investments	Pennsylvania

8

Corporation	Principal Business	State of Incorporation
Penn Janney Advisory, Inc.*	Investment Adviser	Pennsylvania
Penn Janney GP LLC**	Investments	Delaware
Penn Janney Opportunities Fund LP***	Investments	Delaware
Independence Square Properties, LLC****	Holding Company	Delaware
The Pennsylvania Trust Company	Trust Company	Pennsylvania
Indepro Corporation	Real Estate Investment	Delaware
Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania
ISP Parker Hunter	Holding Company	Delaware

*	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott LLC.
**	Penn Janney GP LLC is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Richard Fox.
***	Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.
****	Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker Hunter, which is 100% owned by Penn Mutual.

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
WPI Investment Company	Real Estate Investment	Delaware
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Indepro Corporation

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Indepro Property Fund II Corporation	Real Estate Investment	Delaware

9

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Oil and Gas Development	Pennsylvania
JMS Investor Services, Inc.	Insurance Sales	Delaware
Janney Montgomery Scott Insurance Agency	Insurance Agents or Brokers	Massachusetts
Penn Janney Advisory, Inc.*	Investment Adviser	Pennsylvania
Penn Janney GP LLC**	Investments	Delaware
Penn Janney Opportunities Fund LP***	Investments	Delaware

*	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott LLC.
**	Penn Janney GP LLC is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Richard Fox.
***	Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Hornor, Townsend & Kent, Inc. of Delaware, Inc.	Financial Services	Delaware
Hornor, Townsend & Kent, Inc. Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Penn Janney GP LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Penn Janney Opportunities Fund LP*	Investments	Delaware

*                     Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.

10

ISP Parker Hunter

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Independence Square Properties, Inc.*	Holding Corporation	Delaware

*                     Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker             Hunter, which is 100% owned by Penn Mutual.

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 29. Indemnification

Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law.  The By-laws are filed as Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III filed September 3, 1998 (File No. 33-62811).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30:  Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. - Directors and Officers

Eileen C. McDonnell, Chairman of the Board

11

Terry A. Ramey, Member of Board of Directors

Peter J. Vogt, Member of Board of Directors

David M. O’Malley, Member of Board of Directors

Ralph L. Crews, Member of Board of Directors

N. Robert Lazarus, Member of Board of Directors, Senior Vice President, Chief Compliance Officer, Anti Money Laundering Officer

Michelle A. Barry, President and Chief Executive Officer, Marketing

Franklin L. Best, Jr., Counsel and Secretary

Paul I. Martin, Director, Contracts, Licensing and Registration

John P. Reidy, Vice President, Sales Supervision

Stacey N. Polakowski, Treasurer and Controller

Nancy S. Rush, Vice President, Benefits and Risk Management

Scott E. Polter, Director, Trading and Operations

John Lagana, Auditor

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each  Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$287,211	$0	$0	$0

Item 31:  Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania  19044

Item 32:  Management Services

Not applicable.

Item 33:  Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

12

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania on this 5th day of May, 2008.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:
Robert E. Chappell
Chairman of the Board of Trustees, President
And Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 has been signed below by the following persons, in the capacities indicated, on the 5th day of May, 2008.

	Signature	Title

	/s/ Robert E. Chappell	Chairman of the Board of Trustees, President
	Robert E. Chappell	and Chief Executive Officer

	/s/ Peter J. Vogt	Executive Vice President
	Peter J. Vogt	and Chief Financial Officer

	*JULIA CHANG BLOCH	Trustee

	*EDWARD G. BOEHNE	Trustee

	*JOAN P. CARTER	Trustee

	*WILLIAM R. COOK	Trustee

	*CHARISSE R. LILLIE	Trustee

	*ALAN B. MILLER	Trustee

	*EDMOND F. NOTEBAERT	Trustee

	*ROBERT H. ROCK	Trustee

	*ANTHONY M. SANTOMERO	Trustee

*By	/s/ Robert E. Chappell
Robert E. Chappell, attorney-in-fact

13